UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2010

PSS WORLD MEDICAL, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number:  0-23832

Florida	59-2280364
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification Number)

4345 Southpoint Blvd.	32216
Jacksonville, Florida	(Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code	(904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 28, 2010, PSS World Medical, Inc. filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) under Items 8.01 and 9.01.  This 8-K/A is issued to correctly file under Items 2.02, 8.01, and 9.01.

Item 2.02  Disclosure of Results of Operations and Financial Condition.

Item 8.01  Other Events

On July 28, 2010, PSS World Medical, Inc. (the “Company”) issued a press release in which the Company announced its financial results for the three months ended July 2, 2010.  In this press release, the Company also revised fiscal year 2011 financial guidance.  This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.  In connection with the press release, the Company has also made available certain supplemental financial information (the “Financial Supplement”) for the three months ended July 2, 2010, which may be found on the Company’s website at www.pssd.com.  This Financial Supplement is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

The Financial Supplement contains financial measures that are not in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company has provided reconciliations within the Financial Supplement of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The Company provides non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP.  These non-GAAP financial measures are intended to supplement the user's overall understanding of the Company's current financial performance and its prospects for the future.  Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses, gains and losses that, when excluded from the GAAP results, may provide additional understanding of the Company's core operating results or business performance.  However, these non-GAAP financial measures are not intended to supersede or replace the Company's GAAP results.

Item 9.01  Financial Statements and Exhibits.

Exhibit
Number                      Description

99.1	Press Release dated July 28, 2010 with respect to the Registrant’s financial results for the three months ended July 2, 2010.

99.2	Financial Supplement for the three months ended July 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PSS WORLD MEDICAL, INC.
Date: July 28, 2010	By:	/s/ David M. Bronson
Name: David M. Bronson
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated July 28, 2010 with respect to the Registrant’s financial results for the three months ended July 2, 2010.
99.2	Financial Supplement for the three months ended July 2, 2010.